June 30, 2002

Dear Valued Customer,

Inside this book you will find the semi-annual reports for the 30 investment subaccounts supporting your Kansas City Life Century II variable contract. These reports detail the complete holdings of each subaccount as of June 30, 2002 and provide a glimpse of the portfolio managers’ thoughts about the current state of the financial markets and their expectations for the future.

When 2002 started, there were high hopes our economy would recover from the Enron fallout and we would begin seeing positive signs of economic recovery. However, the combination of a prolonged bear market, fears of future terrorist events stemming from the tragedy of September 11, and the failure of some of America’s largest companies as a result of questionable executive actions left investors in a state of disbelief. History tells us that patience is the best course of action when these types of events occur.

As always, investment decisions should be based on the need to fund particular financial milestones against the time available to reach those events. Be candid with your financial advisor and realistic about your expectations when planning for the future.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
/s/R. Philip Bixby, President and CEO
R. Philip Bixby, President and CEO

Century II Variable Products are distributed through Sunset Financial Services, Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC